COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Company has entered into leasing arrangements relating to office premises that are classified as operating leases for the periods from 2019 to 2023. Future minimum lease payments for non-cancelable operating leases are as follows:

Office Premises
RMB (in millions)
2019	335
2020	225
2021	154
2022	96
2023	73
Thereafter	114
997

Rental expense amounted to RMB378 million, RMB445 million and RMB502 million for the years ended December 31, 2016, 2017 and 2018, respectively. Rental expense is charged to the statements of income and comprehensive income when incurred.

Capital commitments

As of December 31, 2018,  the Company had outstanding capital commitments totaling RMB17 million, which consisted of capital expenditures of property, equipment and software.

Deposit under guarantee arrangement

In connection with its air ticketing business, the Group is required by an affiliate of Civil Aviation Administration of China (“CAAC”) and International Air Transport Association (“IATA”) to enter into guarantee arrangements and to pay deposits.  The unused deposits are repaid at the end of the guaranteed period on an annual basis. As of December 31, 2018, the total quota of the air tickets that the Company was entitled to issue was up to RMB1.1 billion. The total amount of the deposit the Company paid was RMB140 million.

Based on the guarantee arrangements and historical experience, the maximum amount of the future payments of Company is approximately RMB941 million which is the guaranteed amount of the air ticket that the Company could issue rather than a financial guarantee. The Company will be liable to pay only when it issues the air tickets to its users and such payable is included in the accounts payable. Therefore, the Company believes the guarantee arrangements do not constitute any contractual and constructive obligation of the Company and has not recorded any liability beyond the amount of the tickets that have already been issued.

Contingencies

The Company is not currently a party to any pending material litigation or other legal proceeding or claims.

The Company is incorporated in Cayman Islands and is considered as a foreign entity under PRC laws. Due to the restrictions on foreign ownership of the air-ticketing, travel agency, advertising and internet content provision businesses, the Company conducts these businesses partly through various VIEs. These VIEs hold the licenses and approvals that are essential for the Company’s business operations. In the opinion of the Company’s PRC legal counsel, the current ownership structures and the contractual arrangements with these VIEs and their shareholders as well as the operations of these VIEs are in compliance with all existing PRC laws, rules and regulations. However, there may be changes and other developments in PRC laws and regulations. Accordingly, the Company cannot be assured that PRC government authorities will not take a view in the future contrary to the opinion of the Company’s PRC legal counsel. If the current ownership structures of the Company and its contractual arrangements with VIEs were found to be in violation of any existing or future PRC laws or regulations, the Company may be required to restructure its ownership structure and operations in China to comply with changing and new Chinese laws and regulations.